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                                                                    EXHIBIT 25.2

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                            TEEKAY LNG PARTNERS L.P.
               (Exact name of obligor as specified in its charter)

Republic of the Marshall Islands                           98-0454169
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                            TEEKAY LNG FINANCE CORP.
               (Exact name of obligor as specified in its charter)

Republic of the Marshall Islands                           98-0506852
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



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                           ---------------------------

                           TEEKAY LNG OPERATING L.L.C.
               (Exact name of obligor as specified in its charter)

Republic of the Marshall Islands                           66-0657756
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                              AFRICAN SPIRIT L.L.C.
               (Exact name of obligor as specified in its charter)

Republic of the Marshall Islands                           98-0428182
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                               ASIAN SPIRIT L.L.C.
               (Exact name of obligor as specified in its charter)

Republic of the Marshall Islands                           98-0447129
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                             EUROPEAN SPIRIT L.L.C.
               (Exact name of obligor as specified in its charter)

Republic of the Marshall Islands                           98-0428235
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                           TEEKAY LUXEMBOURG S.A.R.L.
               (Exact name of obligor as specified in its charter)

Luxembourg                                                 98-0442934
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


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                           ---------------------------

                               TEEKAY SPAIN, S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442935
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                              TEEKAY II IBERIA S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442936
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                           TEEKAY SHIPPING SPAIN, S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442937
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                            NAVIERA TEEKAY GAS, S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442938
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                           NAVIERA TEEKAY GAS II, S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442939
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


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                          NAVIERA TEEKAY GAS III, S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442940
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           ---------------------------

                           NAVIERA TEEKAY GAS IV, S.L.
               (Exact name of obligor as specified in its charter)

Spain                                                      98-0442941
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



Bayside House, Bayside Executive Park                      N/A
West Bay Street and Blake Road                             (Zip code)
P.O. Box AP-59212
Nassau, Commonwealth of the Bahamas
(Address of principal executive offices)


                           ---------------------------

                          Subordinated Debt Securities
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------------------------
                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------

        Superintendent of Banks of the State of New York         One State Street, New York, N.Y.
                                                                 10004-1417, and Albany, N.Y.
                                                                 12223

        Federal Reserve Bank of New York                         33 Liberty Street, New York, N.Y.
                                                                 10045

        Federal Deposit Insurance Corporation                    Washington, D.C.  20429

        New York Clearing House Association                      New York, New York   10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and
            Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)



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      6.    The consent of the Trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of September, 2006.

                                           THE BANK OF NEW YORK


                                            By: /S/ Beata Hryniewicka
                                                --------------------------------
                                                Name:  Beata Hryniewicka
                                                Title: Assistant Vice President



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